Exhibit 99.1

Virgin Galactic Evolves Aerospace Leadership Structure in Preparation for Commercial Spaceline Operations

Commercial Service Remains on Track to Launch in Q2 2023

Orange County, Calif. – January 12, 2023 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (the “Company” or “Virgin Galactic”), an aerospace and space travel company, today announced its updated leadership structure to support commercial spaceline operations, which are on track for Q2 2023 as previously announced by the Company. The organizational changes will support the Company’s core near-term objectives of delivering increased flight frequency and executing on rapid fleet development plans.

As part of this leadership update, Swami Iyer, President, Aerospace Systems, will be departing from his position, effective January 12, 2023. He will continue to serve as an advisor to Michael Colglazier, CEO of the Company, until March 3, 2023 to ensure a smooth transition.

“With the completion of the enhancement program for our mothership at hand, our streamlined leadership structure will help propel the business forward as we prepare for commercial spaceline operations,” said Colglazier. “Swami has been instrumental in establishing our future production strategy and in leading the work to prepare our initial ships for commercial flight, and we are incredibly grateful for his contribution. Our experienced leadership team brings deep expertise to the next exciting phase for the Company — flying our customers safely and regularly to space and expanding our future fleet.”

The leadership team of industry veterans leading Virgin Galactic’s spaceline operations includes:

•	Mike Moses, President, Spaceline Missions and Safety

Moses has led flight and mission operations at Virgin Galactic since 2011 following his seventeen-year career at NASA, where he led space shuttle launch operations until the shuttle retired from service in 2011.

•	Mike Moore, Executive Vice President, Spaceline Technical Operations

Moore joined Virgin Galactic in 2022 following a long and successful career as SVP, Technical Operations with Delta Airlines. His team at Virgin Galactic works to ensure vehicles are manufactured, maintained, and sustained to the highest standards of quality, reliability,    and efficiency.

•	Steve Justice, Senior Vice President, Spaceline Programs and Engineering

Justice - a 39-year veteran of Lockheed Martin and a “legend” in its Skunk Works division - leads the design, engineering, and program management of Virgin Galactic’s spaceflight system and future fleet development.

Planned upgrades of VMS Eve are complete, and the mothership is expected to enter ground tests next week before commencing flight tests to verify the enhancements to the ship. Commercial service remains on track to begin in Q2 2023.

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About Virgin Galactic Holdings

Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It is developing a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding changes to our leadership team, our spaceflight systems, our market growth, fleet development plans, and our objectives for future operations, are forward- looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10- K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

For media inquiries:

Aleanna Crane - Vice President, Communications

Virgingalacticpress@virgingalactic.com

575-800-4422

For investor inquiries:

Eric Cerny - Vice President, Investor Relations

vg-ir@virgingalactic.com

949.774.7637